Exhibit 99.2

LXP

INDUSTRIAL TRUST

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QUARTERLY SUPPLEMENTAL INFORMATION

FOURTH QUARTER 2021

TABLE OF CONTENTS December 31, 2021

	PAGE		PAGE

SUMMARY / HIGHLIGHTS	3	TENANT DATA
		TOP 15 TENANTS	20
FINANCIAL DATA		QUARTERLY LEASING SUMMARY	21
CONSOLIDATED BALANCE SHEETS	4	LEASE ROLLOVER SCHEDULES	23
CONSOLIDATED STATEMENTS OF OPERATIONS	5	PROPERTY LEASES AND VACANCIES	25
NON-GAAP FINANCIAL DATA	6
SELECT CREDIT METRICS SUMMARY	10	DEBT
OTHER FINANCIAL DATA	11	MORTGAGES AND NOTES PAYABLE	35
		DEBT MATURITY SCHEDULE	37
CAPITAL DEPLOYMENT / RECYCLING		DEBT COVENANTS	38
QUARTERLY INVESTMENTS / CAPITAL RECYCLING	12
DEVELOPMENT SUMMARY	13	COMPONENTS OF NET ASSET VALUE	39
CAPITAL EXPENDITURES AND LEASING COSTS	14
		NON-GAAP MEASURES DEFINITIONS	40
PORTFOLIO DATA
PORTFOLIO DATA	15	INVESTOR INFORMATION	45
SAME STORE DATA	16
PORTFOLIO DETAIL BY ASSET CLASS	17
PORTFOLIO COMPOSITION	18
INDUSTRIAL PORTFOLIO INFORMATION	19

This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of LXP Industrial Trust (“LXP”), which may cause actual results, performance or achievements of LXP and its subsidiaries to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in LXP’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, risks related to: (1) the potential adverse impact on LXP or its tenants from the novel coronavirus (COVID-19), (2) the authorization of LXP’s Board of Trustees of future dividend declarations, (3) the successful consummation of any lease, acquisition, build-to-suit, development project, disposition, financing or other transaction on the terms described herein or at all, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports LXP files with the Securities and Exchange Commission are available on LXP’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe LXP’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, LXP undertakes no obligation to revise those forward-looking statements to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that LXP’s expectations will be realized.

See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document. All information is on a consolidated basis unless noted.

SUMMARY / HIGHLIGHTS

December 31, 2021

LXP is a real estate investment trust (“REIT”) focused on single-tenant industrial real estate investments. LXP has been a publicly traded REIT since 1993 (NYSE: LXP). LXP’s investment strategy is focused on the acquisition and development of high quality and well-located industrial warehouse and distribution facilities.

Quarterly Highlights	Portfolio Statistics

- Net Income - $0.90 per diluted common share	# of Properties:	121

- Adjusted Company FFO - $0.18 per diluted common share	# of States:	23

- Recapitalized 22 special purpose industrial assets with a gross valution of $550 million to a newly-formed joint venture and acquired a 20% interest in the joint venture for $30.8 million	Square Footage:	54.8 million

- Fully leased an aggregate of 1.7 million square feet of speculative development warehouse/distribution product in the Atlanta, GA and Greenville-Spartanburg, SC markets. Completed additional 1.5 million square feet of new leases and lease extensions	Ongoing Development Projects:	5

- Acquired eight warehouse/distribution facilities for an aggregate cost of $365.9 million	Stabilized Portfolio % Leased:	99.4%

- Commenced development of a 1.1 million square foot warehouse/distribution facility in the Columbus, OH market	# of Leases:	145

- Acquired an aggregate of 490 acres of developable land in the Phoenix, AZ and Indianapolis, IN markets for an aggregate investment of $98.9 million	% Industrial:	98.1%

- Invested an aggregate of $46.7 million in five ongoing development projects	Weighted-Average Lease Term (Cash Basis):	6.6 years

- Completed the 468,000 square foot built-to-suit warehouse/distribution facility in the Phoenix, AZ market	Weighted-Average Age:	9.3 years

- Disposed of an additional five properties for an aggregate gross disposition price of $57.9 million	Developable Land(1)	577 acres

- Net Debt to Adjusted EBITDA ratio was 5.5x at quarter end

Footnote

(1)       Includes consolidated and non-consolidated developable land.

CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands, except share and per share data)

	December 31, 2021	December 31, 2020
Assets:
Real estate, at cost	$3,583,978	$3,514,564
Real estate - intangible assets	341,403	409,293
Land held for development	104,160	-
Investments in real estate under construction	161,165	75,906
Real estate, gross	4,190,706	3,999,763
Less: accumulated depreciation and amortization	655,740	884,465
Real estate, net	3,534,966	3,115,298
Assets held for sale	82,586	16,530
Right-of-use assets, net	27,966	31,423
Cash and cash equivalents	190,926	178,795
Restricted cash	101	626
Investments in non-consolidated entities	74,559	56,464
Deferred expenses, net	18,861	15,901
Rent receivable - current	3,526	2,899
Rent receivable - deferred	63,283	66,959
Other assets	8,784	8,331
Total assets	$4,005,558	$3,493,226

Liabilities and Equity:
Liabilities:
Mortgages and notes payable, net	$83,092	$136,529
Term loan payable, net	298,446	297,943
Senior notes payable, net	987,931	779,275
Trust preferred securities, net	127,595	127,495
Dividends payable	37,425	35,401
Liabilities held for sale	3,468	790
Operating lease liabilities	29,094	32,515
Accounts payable and other liabilities	77,607	55,208
Accrued interest payable	8,481	6,334
Deferred revenue - including below market leases, net	14,474	17,264
Prepaid rent	14,717	13,335
Total liabilities	1,682,330	1,502,089

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issues and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 283,752,726 and 277,152,450 shares issued and outstanding in 2021 and 2020, respectively	28	28
Additional paid-in-capital	3,252,506	3,196,315
Accumulated distributions in excess of net income	(1,049,434)	(1,301,726)
Accumulated other comprehensive loss	(6,258)	(17,963)
Total shareholders’ equity	2,290,858	1,970,670
Noncontrolling interests	32,370	20,467
Total equity	2,323,228	1,991,137
Total liabilities and equity	$4,005,558	$3,493,226

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and in thousands, except share and per share data)

	Three months ending December 31,		Twelve months ending December 31,
	2021	2020	2021	2020
Gross revenues:
Rental revenue	$85,374	$82,390	$339,944	$325,811
Other revenue	1,108	925	4,053	4,637
Total gross revenues	86,482	83,315	343,997	330,448
Expenses applicable to revenues:
Depreciation and amortization	(46,135)	(40,723)	(176,714)	(161,592)
Property operating	(13,780)	(10,019)	(47,746)	(41,914)
General and administrative	(10,763)	(7,759)	(35,458)	(30,371)
Non-operating income	411	429	1,364	743
Interest and amortization expense	(11,538)	(12,591)	(46,708)	(55,201)
Debt satisfaction gains (losses), net	(672)	2,502	(13,894)	21,452
Impairment charges	(3,493)	(6,668)	(5,541)	(14,460)
Gains on sales of properties	262,507	97,163	367,274	139,039
Income before provision for income taxes and equity in earnings (losses) of non-consolidated entities	263,019	105,649	386,574	188,144
Provision for income taxes	(307)	(223)	(1,293)	(1,584)
Equity in earnings (losses) of non-consolidated entities	59	(204)	(190)	(169)
Net income	262,771	105,222	385,091	186,391
Less net income attributable to noncontrolling interests	(481)	(844)	(2,443)	(3,089)
Net income attributable to LXP Industrial Trust shareholders	262,290	104,378	382,648	183,302
Dividends attributable to preferred shares - Series C	(1,572)	(1,572)	(6,290)	(6,290)
Allocation to participating securities	(258)	(94)	(510)	(224)
Net income attributable to common shareholders	$260,460	$102,712	$375,848	$176,788

Net income attributable to common shareholders - per common share basic	$0.93	$0.37	$1.35	$0.66
Weighted-average common shares outstanding - basic	281,383,061	274,965,603	277,640,835	266,914,843

Net income attributable to common shareholders - per common share diluted	$0.90	$0.37	$1.34	$0.66
Weighted-average common shares outstanding - diluted	292,782,489	284,076,532	287,369,742	268,182,552

NON-GAAP FINANCIAL DATA (Unaudited and in thousands, except share and per share data)

	Three months ending December 31,		Twelve months ending December 31,
	2021	2020	2021	2020
FUNDS FROM OPERATIONS:
Basic and Diluted:
Net income attributable to common shareholders	$260,460	$102,712	$375,848	$176,788
Adjustments:
Depreciation and amortization	45,391	40,050	173,833	158,655
Impairment charges - real estate	3,493	6,668	5,541	14,460
Noncontrolling interest - OP units	281	645	1,672	2,347
Amortization of leasing commissions	744	673	2,881	2,937
Joint venture and noncontrolling interest adjustment	2,026	2,115	8,370	8,578
Gain on sales of properties, including non-consolidated entities	(262,507)	(97,163)	(367,274)	(139,596)
FFO available to common shareholders and unitholders - basic	49,888	55,700	200,871	224,169
Preferred dividends	1,572	1,572	6,290	6,290
Amount allocated to participating securities	258	94	510	224
FFO available to common equityholders and unitholders - diluted	51,718	57,366	207,671	230,683
Debt satisfaction gains (losses), net, including non-consolidated entities	672	(2,502)	13,894	(21,396)
Activist costs	1,199	-	1,199	-
Transaction costs	227	174	432	255
Adjusted Company FFO available to all equityholders and unitholders - diluted	$53,816	$55,038	$223,196	$209,542

Per Common Share and Unit Amounts:
Basic:
FFO	$0.18	$0.20	$0.72	$0.83

Diluted:
FFO	$0.18	$0.20	$0.72	$0.84
Adjusted Company FFO	$0.18	$0.19	$0.78	$0.76

Weighted-Average Common Shares:
Basic:
Weighted-average common shares outstanding - basic EPS	281,383,061	274,965,603	277,640,835	266,914,843
Operating partnership units (1)	897,290	3,032,725	1,918,845	3,083,320
Weighted-average common shares outstanding - basic FFO	282,280,351	277,998,328	279,559,680	269,998,163

Diluted:
Weighted-average common shares outstanding - diluted. EPS	292,782,489	284,076,532	287,369,742	268,182,552
Unvested share-based payments awards	70,114	9,384	44,261	17,180
Operating partnership units (1)	-	-	-	3,083,320
Preferred shares - Series C	-	-	-	4,710,570
Weighted-average common shares outstanding - diluted FFO	292,852,603	284,085,916	287,414,003	275,993,622

(1) Includes OP units other than OP units held by LXP.

NON-GAAP FINANCIAL DATA (CONTINUED) (Unaudited and in thousands)

	Three months ending December 31,		Twelve months ending December 31,
	2021	2020	2021	2020
Adjusted Company FFO available to all equityholders and unitholders - diluted	$53,816	$55,038	$223,196	$209,542

FUNDS AVAILABLE FOR DISTRIBUTION
Adjustments:
Straight-line adjustments	(4,178)	(3,430)	(12,324)	(13,654)
Lease incentives	175	189	780	921
Amortization of above/below market leases	(340)	(470)	(1,551)	(1,580)
Lease termination payments, net	(330)	(70)	551	-
Non-cash interest, net	(25)	195	326	1,276
Non-cash charges, net	1,796	1,690	7,137	6,674
Second generation tenant improvements	(4,214)	(291)	(8,392)	(9,744)
Second generation lease costs	(1,810)	(50)	(7,151)	(5,019)
Joint venture and non-controlling interest adjustment	(194)	11	(375)	(319)
Company Funds Available for Distribution	$44,696	$52,812	$202,197	$188,097

NON-GAAP FINANCIAL DATA (CONTINUED) ($000)

Net Operating Income (“NOI”):

	Twelve months ending December 31,
	2021	2020
Net income	$385,091	$186,391

Interest and amortization expense	46,708	55,201
Provision for income taxes	1,293	1,584
Depreciation and amortization	176,714	161,592
General and administrative	35,458	30,371
Transaction costs	432	255
Non-operating/advisory fee income	(4,402)	(4,569)
Gains on sales of properties	(367,274)	(139,039)
Impairment charges	5,541	14,460
Debt satisfaction (gains) losses, net	13,894	(21,452)
Equity in losses of non-consolidated entities	190	169
Lease termination income, net	(14,972)	(857)
Straight-line adjustments	(12,324)	(13,654)
Lease incentives	780	921
Amortization of above/below market leases	(1,551)	(1,580)
NOI	265,578	269,793

Less NOI:
Acquisitions and dispositions	(88,171)	(93,460)
Same-Store NOI	$177,407	$176,333

NON-GAAP FINANCIAL DATA (CONTINUED) ($000)

Adjusted EBITDA:

Twelve months ended
12/31/2021
Net income attributable to LXP Industrial Trust shareholders	$382,648
Interest and amortization expense	46,708
Provision for income taxes	1,293
Depreciation and amortization	176,714
Straight-line adjustments	(12,324)
Lease incentives	780
Amortization of above/below market leases	(1,551)
Gains on sales of properties	(367,274)
Impairment charges	5,541
Debt satisfaction losses, net	13,894
Non-cash charges, net	7,137

Pro-rata share adjustments:
Non-consolidated entities adjustment	11,280
Noncontrolling interests adjustment	1,670

Adjusted EBITDA	$266,516

SELECT CREDIT METRICS SUMMARY (1)

	12/31/2018	12/31/2019	12/31/2020	12/31/2021
Adjusted Company FFO Payout Ratio	74.0%	51.6%	55.6%	56.7%

Unencumbered Assets	$2.8 billion	$3.3 billion	$3.8 billion	$4.2 billion

Unencumbered NOI	71.5%	84.1%	89.3%	92.6%

(Debt + Preferred) / Gross Assets	40.3%	34.5%	32.5%	33.4%

Debt/Gross Assets	37.8%	32.1%	30.4%	31.4%

Secured Debt / Gross Assets	14.5%	9.6%	3.1%	1.7%

Unsecured Debt / Unencumbered Assets	32.9%	28.2%	32.1%	33.5%

Net Debt / Adjusted EBITDA (2)	4.7x	4.9x	4.8x	5.5x

(Net Debt + Preferred) / Adjusted EBITDA (2)	5.0x	5.3x	5.1x	5.9x

Credit Facilities Availability (3)	$505.0 million	$600.0 million	$600.0 million	$600.0 million

Footnotes

(1)	LXP believes these credit metrics provide investors with additional information to evaluate its liquidity and performance.

(2)	Includes prorata share of non-consolidated assets. Adjusted EBITDA is for the last 12 months.

(3)	Subject to covenant compliance.

OTHER FINANCIAL DATA 12/31/2021 ($000)

Rent Estimates for Current Assets

Year	Base Rent (1)	Cash Base Rent (1)	Difference
2022	$261,744	$252,043	$(9,701)
2023	257,939	255,806	(2,133)

Balance Sheet
Other assets	$8,784

The components of other assets are:

Deposits	$433
Equipment	416
Prepaids	2,115
Note receivable	1,497
Other receivables	1,405
Deferred lease incentives	2,918

Accounts payable and other liabilities	$77,607

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$24,914
CIP accruals and other	41,100
Taxes	312
Deferred lease costs	391
Deposits	4,305
Transaction costs	327
Derivative liability	6,258

Footnote
(1)	Amounts assume (i) lease terms for non-cancellable periods only, (ii) no new or renegotiated leases are entered into after 12/31/2021, and (iii) no properties are sold or acquired after 12/31/2021.

QUARTERLY INVESTMENTS / CAPITAL RECYCLING SUMMARY 12/31/2021

PROPERTY ACQUISITIONS AND COMPLETED DEVELOPMENTS

	Property Type	Market		Square Feet	Initial Basis ($000)	Month Closed	Primary Lease Expiration	Percent Leased at Acquisition
1	Warehouse/distribution	Indianapolis	IN	179,530	$16,315	October	12/2026	100%
2	Warehouse/distribution	Indianapolis	IN	530,400	44,479	October	03/2031	100%
3	Warehouse/distribution	Indianapolis	IN	168,480	15,644	October	12/2026	100%
4	Warehouse/distribution (1)(2)	Atlanta	GA	907,675	47,568	November	10/2028	100%
5	Warehouse/distribution (1)	Phoenix	AZ	468,182	61,490	November	11/2036	100%
6	Warehouse/distribution	Phoenix	AZ	487,500	83,517	December	12/2031	33%
7	Warehouse/distribution	Indianapolis	IN	1,016,244	93,899	December	11/2031	100%
8	Warehouse/distribution	Atlanta	GA	328,000	37,625	December	07/2031	100%
9	Warehouse/distribution	Atlanta	GA	396,000	47,618	December	09/2031	100%
10	Warehouse/distribution	Atlanta	GA	225,211	26,838	December	09/2025	45%
10	TOTAL PROPERTY INVESTMENTS			4,707,222	$474,993

Footnote
(1)	Completed development project. (2) Initial basis excludes certain remaining costs including developer partner promote.

CAPITAL RECYCLING

	Location		Property Type	Gross Disposition Price ($000)	Annualized Net Income ($000) (1)	Annualized NOI ($000)(1)	Month of Disposition	% Leased	Gross Disposition Price PSF
1	Durham	NH	Industrial	$21,024	$(431)	$(336)	October	9%	$42.01
2	Baton Rouge	LA	Office	4,471	103	304	October	36%	67.39
3	Arlington (2 properties)	TX	Office/Industrial	29,250	2,992	3,056	November	96%	123.65
4	Florence	SC	Office	3,200	408	611	December	100%	100.00
5	Various(2)		Industrial	547,226	20,894	39,515	December	100%	81.44

27	TOTAL PROPERTY DISPOSITIONS			$605,171	$23,966	$43,150

Footnotes
(1)	Generally, quarterly period prior to sale annualized.
(2)	Recapitalized 22 special purpose industrial assets in to a newly-formed joint venture. Joint venture received $2.8 million in credits. LXP acquired a 20% interest in the joint venture for $30.8 million.

DEVELOPMENT SUMMARY 12/31/2021

ONGOING:

	Project (% owned)	# of Buildings	Market	Estimated Sq. Ft.	Estimated Project Project Cost ($000)	GAAP Investment Balance as of 12/31/2021 ($000) (1)	LXP Amount Funded as of 12/31/2021 ($000)(2)	Estimated Building Completion Date	% Leased as of 12/31/2021
Consolidated
1	The Cubes at Etna East (95%)(3)(4)	1	Columbus, OH	1,074,840	$72,100	$33,002	$22,471	2Q 2022	0%
2	Mt. Comfort (80%)(3)	1	Indianapolis, IN	1,053,360	60,300	30,012	21,977	3Q 2022	0%
3	Cotton 303 (93%)(3)	2	Phoenix, AZ	880,678	84,200	30,263	24,475	3Q 2022	0%
4	Ocala (80%)(3)	1	Central Florida	1,085,280	80,900	32,186	21,186	3Q 2022	0%
5	Smith Farms (90%)(3)(5)	3	Greenville/Spartanburg, SC	2,194,820	162,100	35,702	21,433	4Q 2022-2Q 2023	36%
5	Total Consolidated Development Projects				$459,600	$161,165	$111,542

LAND HELD FOR DEVELOPMENT:

	Project (% owned)	Market	Approx. Developable Acres	GAAP Investment Balance as of 12/31/2021 ($000) (1)	LXP Amount Funded as of 12/31/2021 ($000)(2)
Consolidated
1	Reems & Olive (95.5%)	Phoenix, AZ	420	$100,875	$96,336
2	Mt. Comfort Phase II (80%)	Indianapolis, IN	70	3,285	2,610

2	Total Consolidated Land Projects		490	$104,160	$98,946

	Project (% owned)	# of Buildings	Market	Approx. Developable Acres	GAAP Investment Balance as of 12/31/2021 ($000) (1)	LXP Amount Funded as of 12/31/2021 ($000)(2)
Non - Consolidated
1	ETNA Park 70 (90%)	TBD	Columbus, OH	66	$12,875	$13,362
2	ETNA Park 70 East (90%)	TBD	Columbus, OH	21	2,797	2,064

2	Total Non-Consolidated Land Projects			87	$15,672	$15,426

Footnote
(1)	GAAP investment balance is in real estate under construction for consolidated projects and in investments in non-consolidated entities for non-consolidated projects.
(2)	Excludes noncontrolling interests’ share.
(3)	Estimated project cost includes estimated tenant improvements and lease costs and excludes potential developer partner promote.
(4)	Land parcel distributed from ETNA Park 70 East during the fourth quarter of 2021.
(5)	Preleased one 797,936 square foot facility subject to a 12-year lease commencing upon substantial completion of the facility.

CAPITAL EXPENDITURES AND LEASING COSTS (1) 12/31/2021 ($000)

	Twelve months ending December 31,
	2021	2020
First Generation Costs
Leasing Costs	$1,022	$-
Total First Generation Costs	$1,022	$-

Second Generation Costs
Tenant Improvements
Industrial	$7,109	$8,764
Other	1,283	980
Total Second Generation Tenant Improvements	$8,392	$9,744
Leasing Costs
Industrial	$6,414	$1,043
Other	737	3,976
Total Second Generation Leasing Costs	$7,151	$5,019
Total Second Generation Costs	$15,543	$14,763

Building Improvements
Industrial	$5,811	$5,655
Other	1,004	1,851
Total Building Improvements	$6,815	$7,506

Total Capital Expenditures and Leasing Costs	$23,380	$22,269

Footnote
(1)	Consolidated costs on a cash basis. Amounts exclude capitalized interest, if any. Leasing costs includes payments for lease incentives, if any.

PORTFOLIO DATA 12/31/2021 ($000)

	Base Rent
Asset Class	Twelve months ended
	12/31/2021(1)	12/31/2021 Percentage	12/31/2020 Percentage (2)
Industrial	$208,772	88.5%	86.3%
Other	27,092	11.5%	13.7%
	$235,864	100.0%	100.0%

	Base Rent
Credit Ratings (3)	Twelve months ended
	12/31/2021(1)	12/31/2021 Percentage	12/31/2020 Percentage (2)
Investment Grade	$130,378	55.3%	49.6%
Non-Investment Grade	35,777	15.2%	21.4%
Unrated	69,709	29.5%	29.0%
	$235,864	100.0%	100.0%

Weighted-Average Lease Term - Cash Basis	As of 12/31/2021	As of 12/31/2020
	6.6 years	7.4 years

Lease Escalation Data (4)

Footnotes
(1)	Twelve months ended 12/31/2021 Base Rent recognized for consolidated properties owned as of 12/31/2021.
(2)	Three special purpose industrial properties were reclassified to Other in 2021. 12/31/2020 not restated.
(3)	Credit ratings are based upon either tenant, guarantor or parent/ultimate parent.
(4)

Based on twelve months consolidated Cash Base Rents for single-tenant leases (properties 50% leased to a single tenant) owned as of 12/31/2021. Excludes parking operations and rents from prior tenants.

SAME STORE DATA 12/31/2021 ($000)

Same-Store NOI (1)(2)			Same-Store NOI by Components (1)(2)

	Consolidated		Industrial		Other
	Twelve months ended December 31,		Twelve months ended December 31,		Twelve months ended December 31,
	2021	2020	2021	2020	2021	2020
Total Cash Base Rent	$182,389	$180,638	$154,644	$152,867	$27,745	$27,771
Tenant Reimbursements	26,447	25,729	20,649	20,066	5,798	5,663
Property Operating Expenses	(31,429)	(30,034)	(23,212)	(22,162)	(8,217)	(7,872)
Same-Store NOI	$177,407	$176,333	$152,081	$150,771	$25,326	$25,562

Change in Same-Store NOI(3)	0.6%		0.9%		-0.9%

Same-Store Statistics (2)(4)			Same-Store Statistics by Components (2)(4)

	Consolidated		Industrial		Other
	As of 12/31/2021	As of 12/31/2020	As of 12/31/2021	As of 12/31/2020	As of 12/31/2021	As of 12/31/2020
Same-Store # of Properties	79	79	67	67	12	12

Same-Store Percent Leased	99.1%	98.1%	99.7%	98.1%	89.4%	97.7%

Footnotes
(1)	NOI is on a consolidated cash basis excluding properties acquired and sold in 2021 and 2020.
(2)	2020 Other updated to reflect three special purpose industrial properties that were reclassified to Other in 2021.
(3)	Excluding single-tenant full building vacancies, same-store NOI growth was 1.9% consolidated and 2.1% industrial.
(4)	At December 31, 2021, excludes properties acquired or sold in 2021 and 2020.

PORTFOLIO DETAIL BY ASSET CLASS 12/31/2021 ($000, except square footage)

Asset Class	YE 2018(1)(2)	YE 2019(2)	YE 2020(2)	YE 2021
Industrial
% of Cost (3)	71.2%	81.5%	90.8%	98.1%
% of ABR (4)	65.4%	75.5%	86.3%	88.5%
% Leased (5)	96.3%	97.9%	98.7%	99.8%
Wtd. Avg. Lease Term (6)	9.7	8.3	7.4	6.9
Mortgage Debt	$206,006	$109,939	$105,419	$70,626
% Investment Grade (4)	31.6%	45.9%	50.8%	58.9%
Square Feet	41,447,962	48,742,014	53,938,155	52,738,438

Other
% of Cost (3)	28.8%	18.5%	9.2%	1.9%
% of ABR (4)(7)	34.6%	24.5%	13.7%	11.5%
% Leased	87.1%	85.8%	89.3%	89.4%
Wtd. Avg. Lease Term (6)	7.2	8.5	7.2	3.8
Mortgage Debt	$369,508	$283,933	$32,993	$13,803
% Investment Grade (4)	53.2%	57.3%	42.0%	27.3%
Square Feet	6,111,588	3,876,294	2,171,633	2,089,118

Construction in progress (8)	$1,840	$15,208	$79,022	$166,647

Footnotes
(1)	Certain amounts reclassified to reflect the current presentation.
(2)	Three special purpose industrial properties were reclassified to Other in 2021. Prior periods not restated.
(3)	Based on gross book value of real estate assets; excludes held for sale assets.
(4)	Percentage of Base Rent, for consolidated properties owned as of each respective period.
(5)	2021 is for Stabilized Portfolio.
(6)	Cash basis.
(7)	YE 2018 excludes the acceleration of below-market lease intangible accretion on one asset subsequently sold.
(8)	Includes development classified as real estate under construction on a consolidated basis and capital expenditures for our operating properties.

PORTFOLIO COMPOSITION 12/31/2021

As a Percent of Gross Book Value (1)

Portfolio Composition(2)

Footnote
(1)	Based on gross book value of real estate assets as of 12/31/2021, excludes held for sale assets.
(2)	Based on gross book value of real estate assets as of 12/31/2021, 12/31/2020, 12/31/2019, 12/31/2018 and 12/31/2017, as applicable and excludes held for sale assets.

INDUSTRIAL PORTFOLIO INFORMATION 12/31/2021

Markets (1)	Percent of Base Rent as of 12/31/2021 (2)
Memphis, TN	9.2%
Greenville/Spartanburg, SC	7.4%
Dallas/Ft. Worth, TX	6.7%
Phoenix, AZ	6.6%
Houston, TX	6.5%
Atlanta, GA	6.1%
Cincinnati/Dayton, OH	5.1%
Nashville, TN	4.3%
Chicago, IL	4.3%
Indianapolis, IN	3.3%
Savannah, GA	3.2%
Jackson, MS	3.0%
St. Louis, MO	2.9%
DC/Baltimore, MD	2.8%
Central Florida	2.7%
Columbus, OH	2.7%
New York/New Jersey	2.5%
Cleveland, OH	2.4%
Detroit, MI	2.3%
Champaign-Urbana, IL	2.0%
Total Industrial Portfolio Concentration (3)	86.0%
Industries	Percent of Base Rent as of 12/31/2021 (2)
Consumer Products	26.0%
E-Commerce	17.8%
Automotive	15.8%
Transportation/Logistics	14.8%
Food	11.7%
Construction/Materials	8.0%
Apparel	2.7%
Specialty	1.9%
Other	1.3%

Total Industrial Portfolio Concentration (3)	100.0%

Additional Information
# of Properties	109
Square Feet	52,738,438
Weighted-Average Age (Years)(4)	8.6
Weighted-Average Cash Base Rent per SF(5)	$4.35
Weighted-Average Lease Term (Cash Basis - Years)	6.9
% with Fixed Escalation(6)	95.4%
Average Annual Rent Escalation(6)	2.8%
Average Building Size (SF)	483,839
Average Clear Height (Feet)(7)	32.7
% Top 25 Markets(8)	70.6%
% Top 50 Markets(8)	88.8%

Footnote
(1)	Based on CoStar.com inventory data.
(2)	Twelve months ended 12/31/2021 Base Rent recognized for consolidated industrial properties owned as of 12/31/2021.
(3)	Total shown may differ from detailed amounts due to rounding.
(4)	Weighting based on square footage.
(5)	Excludes non-stabilized vacant square footage.
(6)	Based on Cash Base Rents for single-tenant leases (properties 50% leased to a single tenant) owned as of 12/31/2021. Excludes rents from prior tenants. Average Annual Rent Escalation based on next rent step percentages.
(7)	Based on internal and external sources.
(8)	Percent of Base Rent based upon CoStar.com inventory data.

TOP 15 TENANTS 12/31/2021

Tenants (1)	Property Type	Lease Expirations	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)(3)	Base Rent as of 12/31/2021 ($000)	Percent of Base Rent as of 12/31/2021 ($000) (2)(4)
Amazon	Industrial	2026-2033	6	3,864,731	7.2%	$17,434	7.6%
Nissan	Industrial	2027	2	2,971,000	5.6%	12,760	5.5%
Kellogg	Industrial	2027-2029	3	2,801,916	5.2%	9,732	4.2%
Undisclosed (5)	Industrial	2031-2035	3	1,090,383	2.0%	7,139	3.1%
Watco	Industrial	2038	1	132,449	0.2%	6,773	2.9%
Xerox	Office	2023	1	202,000	0.4%	6,642	2.9%
FedEx	Industrial	2023 & 2028	2	292,021	0.5%	5,719	2.5%
Wal-Mart	Industrial	2024-2031	3	2,351,917	4.4%	5,659	2.5%
Undisclosed (5)	Industrial	2034	1	1,318,680	2.5%	5,544	2.4%
Morgan Lewis (6)	Office	2024	1	289,432	0.5%	5,276	2.3%
Mars Wrigley	Industrial	2025	1	604,852	1.1%	4,734	2.1%
Unis	Industrial	2023-2027	3	1,005,575	1.9%	4,548	2.0%
Asics	Industrial	2030	1	855,878	1.6%	4,388	1.9%
Black and Decker	Industrial	2029	1	1,214,526	2.3%	4,278	1.9%
Vista Outdoor	Industrial	2034	1	813,126	1.5%	4,195	1.8%

			30	19,808,486	37.1%	$104,821	45.6%

Footnotes
(1)	Tenant, guarantor or parent.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Excludes vacant square feet.
(4)	Twelve months ended 12/31/2021 Base Rent recognized for consolidated properties owned as of 12/31/2021, excluding rent from prior tenants.
(5)	Lease restricts certain disclosures.
(6)	Includes parking operations.

QUARTERLY LEASING SUMMARY 12/31/2021

NEW LEASES - FIRST GENERATION(1)

	Location			Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)		New Cash Base Rent Per Annum ($000)(2)
	Industrial
1	Fairburn	GA		10/2028	907,675	$4,223		$3,877
2	Greer(3)	SC		03/2035	797,936	4,331		3,738
2	TOTAL NEW LEASES - FIRST GENERATION				1,705,611	$8,554		$7,615

LEASE EXTENSIONS - SECOND GENERATION
	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)	Prior Base Rent Per Annum ($000)	New Cash Base Rent Per Annum ($000)(2)	Prior Cash Base Rent Per Annum ($000)
	Industrial
1	Rockford	IL	12/2021	12/2024	93,000	$395	$330	$395	$330
2	Olive Branch	MS	08/2024	06/2029	1,170,218	4,101	3,710	3,872	3,696
3	Duncan	SC	08/2022	08/2027	221,833	1,153	967	1,111	1,079

3	TOTAL EXTENDED LEASES - INDUSTRIAL				1,485,051	$5,649	$5,007	$5,378	$5,105

	Other
1	Tucson	AZ	07/2022	09/2027	28,591	$465	$574	$485	$574

1	TOTAL EXTENDED LEASES - OTHER				28,591	$465	$574	$485	$574

4	TOTAL EXTENDED LEASES - SECOND GENERATION				1,513,642	$6,114	$5,581	$5,863	$5,679

NEW LEASES - SECOND GENERATION
	Location			Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)	Prior Base Rent Per Annum ($000)(4)	New Cash Base Rent Per Annum ($000)(2)	Prior Cash Base Rent Per Annum ($000)(4)
	Other
1	Kalamazoo	MI		MTM	3,880	$37	$49	$37	$52
2	Kalamazoo	MI		10/2024	29,686	264	371	264	399

2	TOTAL NEW LEASES - SECOND GENERATION				33,566	$301	$420	$301	$451

6	TOTAL NEW AND EXTENDED LEASES - SECOND GENERATION				1,547,208	$6,415	$6,001	$6,164	$6,130

QUARTERLY LEASING SUMMARY (CONTINUED) 12/31/2021

NEW VACANCY (5)

Location		Type	Prior Lease Expiration Date	Sq. Ft.	2021 Base Rent ($000)	2021 Cash Rent ($000)
Industrial
Kalamazoo	MI	Other	10/2021	97,967	$1,000	$1,074
Antioch	TN	Industrial	12/2021	73,500	189	189
Chillicothe	OH	Industrial	12/2021	42,264	213	213

				213,731	$1,402	$1,476

Footnotes

(1)	Leased first generation space that was developed or acquired vacant.
(2)	Assumes twelve months rent from the later of 1/1/2022 or lease commencement/extension, excluding free rent periods as applicable.
(3)	Part of Smith Farms development project. Lease expiration date is estimated.
(4)	Rent from prior tenants for square feet leased.
(5)	Excludes multi-tenant properties and disposed properties.

LEASE ROLLOVER SCHEDULE - INDUSTRIAL 12/31/2021 ($000)

Year	Number of Leases Expiring	Base Rent as of 12/31/2021	Percent of Base Rent as of 12/31/2021	Percent of Base Rent as of 12/31/2020(2)
2022	3	$1,645	0.8%	1.7%
2023	7	8,968	4.3%	4.5%
2024	21	24,553	11.8%	10.0%
2025	12	14,925	7.2%	9.9%
2026	23	23,016	11.0%	9.4%
2027	11	30,776	14.8%	13.3%
2028	6	10,911	5.2%	4.3%
2029	9	20,462	9.8%	7.1%
2030	9	26,694	12.8%	10.1%
2031	10	7,518	3.6%	3.3%
Thereafter	14	38,902	18.7%	20.8%

Total (1)	125	$208,370	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding.
(2)	Updated for the reclassification of three special purpose industrial properties to Other.

LEASE ROLLOVER SCHEDULE - OTHER PROPERTIES 12/31/2021 ($000)

Year	Number of Leases Expiring	Base Rent as of 12/31/2021	Percent of Base Rent as of 12/31/2021	Percent of Base Rent as of 12/31/2020(2)
2022	2	$51	0.2%	1.3%
2023	3	6,667	28.0%	17.3%
2024	5	8,816	37.1%	22.1%
2025	3	2,697	11.3%	13.0%
2026	1	225	0.9%	0.6%
2027	2	781	3.3%	7.7%
2028	2	2,197	9.2%	5.2%
2029	0	-	0.0%	0.0%
2030	0	-	0.0%	0.0%
2031	1	2,041	8.6%	4.9%
Thereafter	1	311	1.3%	14.5%

Total (1)	20	$23,786	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding.
(2)	Updated for the reclassification of three special purpose industrial properties to Other.

PROPERTY LEASES AND VACANCIES - 12/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 12/31/2021 ($000) (3)	Cash Base Rent as of 12/31/2021 ($000) (3)
INDUSTRIAL PROPERTIES
SINGLE TENANT
	WAREHOUSE/DISTRIBUTION
2022	2/28/2022	Columbus, OH	351 Chamber Dr.	Chillicothe	OH	20	23,270	127	127
	3/31/2022	Columbus, OH	191 Arrowhead Dr.	Hebron	OH	18	250,410	584	584
		Columbus, OH	200 Arrowhead Dr.	Hebron	OH	--	400,522	934	934
2023	2/28/2023	Central Florida	3102 Queen Palm Dr.	Tampa	FL	--	229,605	1,152	1,194
	5/31/2023	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	151,691	584	584
	6/30/2023	Cincinnati/Dayton, OH	575-599 Gateway Blvd.	Monroe	OH	--	194,936	540	532
	8/31/2023	Houston, TX	10535 Red Bluff Rd.	Pasadena	TX	--	257,835	1,231	1,220
		Dallas/Ft. Worth, TX	3737 Duncanville Rd.	Dallas	TX	--	510,400	1,713	1,713
	10/31/2023	Atlanta, GA	493 Westridge Pkwy.	McDonough	GA	--	676,000	2,031	2,032
	12/31/2023	Shreveport/Bossier City, LA	5001 Greenwood Rd.	Shreveport	LA	--	646,000	1,717	1,717
2024	1/31/2024	Greenville/Spartanburg, SC	70 Tyger River Dr.	Duncan	SC	--	408,000	2,001	1,993
		Indianapolis, IN	1285 W. State Road 32	Lebanon	IN	--	741,880	2,281	2,474
		Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	118,211	495	492
	3/31/2024	Cleveland, TN	1520 Lauderdale Memorial Hwy.	Cleveland	TN	--	851,370	2,658	2,716
		Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	53,240	251	275
		Columbus, OH	2155 Rohr Rd.	Lockbourne	OH	--	320,190	1,260	1,222
	4/30/2024	Memphis, TN	11555 Silo Dr.	Olive Branch	MS	--	927,742	2,855	2,915
		Nashville, TN	6050 Dana Way	Antioch	TN	--	11,238	140	140
	5/31/2024	Atlanta, GA	7225 Goodson Rd.	Union City	GA	--	370,000	1,443	1,422
	7/31/2024	Greenville/Spartanburg, SC	5795 North Blackstock Rd.	Spartanburg	SC	--	341,660	1,672	1,688
		Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	75,320	368	368
	8/31/2024	Houston, TX	9701 New Decade Dr.	Pasadena	TX	--	102,863	336	277
		Atlanta, GA	41 Busch Dr.	Cartersville	GA	--	119,295	6	6
	9/30/2024	Indianapolis, IN	1621 Veterans Memorial Pkwy. E .	Lafayette	IN	--	309,400	1,215	1,204

PROPERTY LEASES AND VACANCIES - 12/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 12/31/2021 ($000) (3)	Cash Base Rent as of 12/31/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2024	9/30/2024	Memphis, TN	3820 Micro Dr.	Millington	TN	--	701,819	1,945	1,897
	10/31/2024	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	58,202	230	242
		Dallas/Ft. Worth, TX	17505 Interstate Hwy. 35W	Northlake	TX	--	500,556	2,269	2,192
	11/30/2024	DC/Baltimore, MD	150 Mercury Way	Winchester	VA	--	324,535	1,716	1,650
	12/31/2024	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	95,832	444	407
		Chicago, IL	3686 S. Central Ave.	Rockford	IL	--	93,000	330	330
		Chicago, IL	749 Southrock Dr.	Rockford	IL	--	150,000	638	630
2025	4/30/2025	Houston, TX	10565 Red Bluff Rd.	Pasadena	TX	--	248,240	1,237	1,199
	5/31/2025	Atlanta, GA	7875 White Rd. SW	Austell	GA	--	604,852	4,734	4,278
	6/30/2025	Savannah, GA	1319 Dean Forest Rd.	Savannah	GA	--	355,527	1,812	1,725
	7/31/2025	Indianapolis, IN	5352 Performance Way	Whitestown	IN	--	380,000	1,278	1,273
		Cleveland, OH	7005 Cochran Rd.	Glenwillow	OH	--	458,000	2,061	2,164
	8/31/2025	Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	85,232	409	391
		Savannah, GA	1315 Dean Forest Rd.	Savannah	GA	--	88,503	525	514
	9/30/2025	Greenville/Spartanburg, SC	7870 Reidville Rd.	Greer	SC	--	396,073	842	673
		Nashville, TN	6050 Dana Way	Antioch	TN	--	117,600	410	417
	12/31/2025	Phoenix, AZ	4445 N. 169th Ave.	Goodyear	AZ	--	160,140	1,007	984
		Minneapolis/St Paul, MN	1700 47th Ave. North	Minneapolis	MN	--	18,620	605	605
2026	1/31/2026	Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	120,680	598	597
	3/31/2026	Central Florida	2455 Premier Row	Orlando	FL	--	205,016	786	508
		Lewisburg, TN	633 Garrett Pkwy.	Lewisburg	TN	--	310,000	1,287	1,314
	4/30/2026	Phoenix, AZ	16811 W. Commerce Dr.	Goodyear	AZ	--	540,349	2,444	2,292
	6/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	376	290
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	--	136,495	596	596

PROPERTY LEASES AND VACANCIES - 12/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 12/31/2021 ($000) (3)	Cash Base Rent as of 12/31/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2026	6/30/2026	Columbus, OH	351 Chamber Dr.	Chillicothe	OH	20	276,112	1,281	1,267
	7/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	270,252	1,433	1,345
		Columbus, OH	1860 Walcutt Rd.	Columbus	OH	--	97,934	177	166
	8/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	149,415	821	781
	9/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	335	172
		St. Louis, MO	3931 Lakeview Corporate Dr.	Edwardsville	IL	--	769,500	2,696	2,666
		Nashville, TN	6050 Dana Way	Antioch	TN	--	67,200	297	247
		Phoenix, AZ	9494 W. Buckeye Rd.	Tolleson	AZ	--	186,336	1,109	1,061
	10/31/2026	Greenville/Spartanburg, SC	235 Apple Valley Rd.	Duncan	SC	--	177,320	950	913
		Charlotte, NC	2203 Sherrill Dr.	Statesville	NC	--	639,800	823	448
		Cleveland, OH	10345 Philipp Pkwy.	Streetsboro	OH	--	649,250	2,883	2,770
	11/30/2026	Erwin, NY	736 Addison Rd.	Erwin	NY	--	408,000	1,483	1,491
		Philadelphia, PA	250 Rittenhouse Cir.	Bristol	PA	--	241,977	1,146	1,230
	12/31/2026	Houston, TX	4600 Underwood Rd.	Deer Park	TX	--	402,648	952	-
		Indianapolis, IN	180 Bob Glidden Blvd.	Whiteland	IN	--	179,530	169	-
		Indianapolis, IN	76 Bob Glidden Blvd.	Whiteland	IN	--	168,480	169	158
2027	1/31/2027	Greenville/Spartanburg, SC	417 Apple Valley Rd.	Duncan	SC	--	195,000	-	-
		Kansas City, MO	27200 West 157th St.	New Century	KS	--	446,500	1,240	1,134
	2/28/2027	Jackson, MS	554 Nissan Pkwy.	Canton	MS	--	1,466,000	6,200	6,219
	4/30/2027	Nashville, TN	200 Sam Griffin Rd.	Smyrna	TN	--	1,505,000	6,560	6,476
		San Antonio, TX	16407 Applewhite Rd.	San Antonio	TX	--	849,275	2,994	2,936
	7/31/2027	Savannah, GA	335 Morgan Lakes Industrial Blvd.	Pooler	GA	--	499,500	2,080	2,048
	8/31/2027	Cincinnati/Dayton, OH	600 Gateway Blvd.	Monroe	OH	--	994,013	3,945	3,362
		Shreveport/Bossier City, LA	5417 Campus Dr.	Shreveport	LA	--	257,849	1,309	1,403

PROPERTY LEASES AND VACANCIES - 12/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 12/31/2021 ($000) (3)	Cash Base Rent as of 12/31/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2027	9/30/2027	Memphis, TN	1550 Hwy. 302	Byhalia	MS	--	615,600	2,439	2,470
	10/31/2027	Jackson, TN	201 James Lawrence Rd.	Jackson	TN	--	1,062,055	3,944	3,866
2028	1/31/2028	Atlanta, GA	490 Westridge Pkwy.	McDonough	GA	--	1,121,120	3,737	3,633
	3/31/2028	New York/New Jersey	29-01 Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	--	140,330	5,135	5,128
	5/31/2028	Nashville, TN	6050 Dana Way	Antioch	TN	--	50,400	242	203
	8/31/2028	Houston, TX	4100 Malone Dr.	Pasadena	TX	--	233,190	862	793
		Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	63,840	231	100
	10/31/2028	Atlanta, GA	1625 Oakley Industrial Blvd.	Fairburn	GA	--	907,675	704	643
2029	4/30/2029	Greenville/Spartanburg, SC	230 Apple Valley Rd.	Duncan	SC	--	275,400	710	661
	6/30/2029	Memphis, TN	11624 S. Distribution Cv.	Olive Branch	MS	9	1,170,218	3,796	3,627
	7/31/2029	Memphis, TN	8500 Nail Rd.	Olive Branch	MS	--	716,080	2,751	2,682
	8/31/2029	Dallas/Ft. Worth, TX	8601 E. Sam Lee Ln.	Northlake	TX	--	1,214,526	4,278	3,988
	9/30/2029	Chicago, IL	6225 E. Minooka Rd.	Minooka	IL	--	1,034,200	2,931	2,740
	11/21/2029	Columbus, OH	1860 Walcutt Rd.	Columbus	OH	--	194,796	370	343
	11/30/2029	Chicago, IL	1460 Cargo Court	Minooka	IL	--	705,661	2,857	2,696
	12/31/2029	Greenville/Spartanburg, SC	402 Apple Valley Rd.	Duncan	SC	--	235,600	631	571
		Chicago, IL	200 International Pkwy. S.	Minooka	IL	--	473,280	2,138	1,955
2030	1/31/2030	Dallas/Ft. Worth, TX	3201 N. Houston School Rd.	Lancaster	TX	--	468,300	1,669	1,332
	3/31/2030	Memphis, TN	549 Wingo Rd.	Byhalia	MS	--	855,878	4,388	4,345
	5/31/2030	St. Louis, MO	4015 Lakeview Corporate Dr.	Edwardsville	IL	--	1,017,780	3,460	2,877
	6/30/2030	Dallas/Ft. Worth, TX	1704 S. I-45	Hutchins	TX	--	120,960	617	569
		Richmond, VA	2601 Bermuda Hundred Rd.	Chester	VA	4	1,034,470	3,851	3,922
		Cincinnati/Dayton, OH	700 Gateway Blvd.	Monroe	OH	--	1,299,492	5,515	5,127
	8/31/2030	Central Florida	3400 NW 35th St.	Ocala	FL	--	617,055	3,014	2,773

PROPERTY LEASES AND VACANCIES - 12/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 12/31/2021 ($000) (3)	Cash Base Rent as of 12/31/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2030	9/30/2030	Phoenix, AZ	255 143rd Ave.	Goodyear	AZ	--	801,424	4,000	3,701
2031	2/28/2031	Greenville/Spartanburg, SC	1021 Tyger Lake Rd.	Spartanburg	SC	--	213,200	1,043	844
	3/31/2031	Indianapolis, IN	19 Bob Glidden Blvd.	Whiteland	IN	--	530,400	471	430
	5/31/2031	DC/Baltimore, MD	291 Park Center Dr.	Winchester	VA	--	344,700	1,724	1,550
	6/30/2031	Nashville, TN	6050 Dana Way	Antioch	TN	9	352,275	1,222	937
	7/31/2031	Atlanta, GA	51 Busch Dr.	Cartersville	GA	--	328,000	18	16
	9/30/2031	Atlanta, GA	41 Busch Dr.	Cartersville	GA	--	276,705	15	12
	11/30/2031	Indianapolis, IN	3751 S. CR 500 E.	Whitestown	IN	--	1,016,244	42	38
	12/18/2031	DC/Baltimore, MD	80 Tyson Dr.	Winchester	VA	--	400,400	2,368	2,199
2032	2/28/2032	Cincinnati/Dayton, OH	675 Gateway Blvd.	Monroe	OH	9	143,664	671	468
	4/30/2032	Houston, TX	13930 Pike Rd.	Missouri City	TX	--	-	2,123	2,075
	8/24/2032	Detroit, MI	16950 Pine Dr.	Romulus	MI	--	500,023	2,567	2,474
	10/31/2032	Portland, OR	27255 SW 95th Ave.	Wilsonville	OR	--	508,277	3,120	2,801
2033	3/31/2033	Phoenix, AZ	3405 S. McQueen Rd.	Chandler	AZ	--	201,784	4,498	4,019
2034	4/30/2034	Raleigh, NC	1133 Poplar Creek Rd.	Henderson	NC	--	147,448	548	324
	10/31/2034	Champaign-Urbana, IL	1001 Innovation Rd.	Rantoul	IL	--	813,126	4,195	3,927
	12/31/2034	Greenville/Spartanburg, SC	27 Inland Pkwy.	Greer	SC	--	1,318,680	5,544	3,165
2035	6/30/2035	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	298,653	1,332	1,105
	10/22/2035	Detroit, MI	2860 Clark St.	Detroit	MI	--	189,960	2,204	2,204
2036	5/31/2036	Charlotte, NC	671 Washburn Switch Rd.	Shelby	NC	--	673,425	2,786	2,587
	11/30/2036	Phoenix, AZ	17510 W. Thomas Rd.	Goodyear	AZ	--	468,182	669	-
2037	3/31/2037	Dallas/Ft. Worth, TX	4005 E. I-30	Grand Prairie	TX	--	215,000	1,872	1,656
2038	3/31/2038	Houston, TX	13901/14035 Industrial Rd.	Houston	TX	--	132,449	6,773	6,164
N/A	Vacancy	Nashville, TN	6050 Dana Way	Antioch	TN	9	73,500	189	189

PROPERTY LEASES AND VACANCIES - 12/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 12/31/2021 ($000) (3)	Cash Base Rent as of 12/31/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
N/A	Vacancy	Columbus, OH	351 Chamber Dr.	Chillicothe	OH	9, 20	42,264	213	213
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - SINGLE TENANT						51,082,289	$207,702	$193,432

WAREHOUSE/DISTRIBUTION - NOT STABILIZED (5)
2027	2/28/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	68,420	65	-
2031	5/31/2031	Central Florida	5275 Drane Field Rd.	Lakeland	FL	22	117,440	615	383
N/A	Various	Greenville/Spartanburg, SC	7820 Reidville Rd.	Greer	SC	6 (62%)	210,820	385	355
		Atlanta, GA	95 International Pkwy.	Adairsville	GA	6, 21 '(45%)	225,211	5	5
		Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	6 '(33%)	487,500	-	-
N/A	Vacancy	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	36,274	-	-
		Central Florida	3775 Fancy Farms Rd.	Plant City	FL	--	510,484	-	-
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - NOT STABILIZED						1,656,149	$1,070	$743

INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.8% Leased (11)	52,738,438	$208,772	$194,175

PROPERTY LEASES AND VACANCIES - 12/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Property Type	Sq. Ft. Leased or Available (2)	Base Rent as of 12/31/2021 ($000) (3)	Cash Base Rent as of 12/31/2021 ($000) (3)
OTHER PROPERTIES
SINGLE TENANT
2022	3/31/2022	Philadelphia, PA	1701 Market St.	Philadelphia	PA	16	Office	1,220	44	44
2023	9/30/2023	Philadelphia, PA	1701 Market St.	Philadelphia	PA	16	Office	8,070	-	-
	12/14/2023	South Bay/San Jose, CA	3333 Coyote Hill Rd.	Palo Alto	CA	--	Office	202,000	6,642	7,070
2024	1/31/2024	Philadelphia, PA	1701 Market St.	Philadelphia	PA	16	Office	289,432	4,269	4,235
	5/31/2024	Charlotte, NC	3476 Stateview Blvd.	Fort Mill	SC	16	Office	169,083	2,014	2,032
		Charlotte, NC	3480 Stateview Blvd.	Fort Mill	SC	16	Office	169,218	2,088	2,033
2025	5/31/2025	Philadelphia, PA	1701 Market St.	Philadelphia	PA	16	Office	2,641	273	273
	12/19/2025	Owensboro, KY	1901 Ragu Dr.	Owensboro	KY	10, 17	Heavy Manufacturing	443,380	1,882	1,933
2027	1/31/2027	Philadelphia, PA	1701 Market St.	Philadelphia	PA	16	Office	1,975	236	201
	9/30/2027	Tucson, AZ	1440 E. 15th St.	Tucson	AZ	16	Office	28,591	545	553
2028	8/31/2028	Atlanta, GA	1420 Greenwood Rd.	McDonough	GA	17	Cold Storage	296,972	2,170	2,203
2031	11/30/2031	New York/New Jersey	4 Apollo Dr.	Whippany	NJ	16	Office	123,734	2,041	2,009
2048	12/31/2048	DC/Baltimore, MD	30 Light St.	Baltimore	MD	--	Other	-	311	311
N/A	Vacancy	Philadelphia, PA	1701 Market St.	Philadelphia	PA	16	Office	699	-	-
	N/A	Philadelphia, PA	1701 Market St.	Philadelphia	PA	16	Office	-	1,007	1,007
	SINGLE TENANT OTHER TOTAL							1,737,015	$23,522	$23,904

MULTI-TENANT / VACANCY (7)(8)
N/A	Vacancy	Atlanta, GA	3500 N. Loop Rd.	McDonough	GA	9, 16	Office	62,218	594	594
N/A	Various	West Michigan	6938 Elm Valley Dr.	Kalamazoo	MI	6, 9, 16, 17 (35%)	Warehouse/Office	150,945	1,648	1,763
		Phoenix, AZ	13430 North Black Canyon Fwy.	Phoenix	AZ	6, 16 (56%)	Office	138,940	1,328	1,485
	MULTI-TENANT/VACANCY OTHER TOTAL							352,103	$3,570	$3,842

TOTAL OTHER/WEIGHTED AVERAGE							89.4% Leased	2,089,118	$27,092	$27,746

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE							99.4% Leased (11)	54,827,556	$235,864	$221,921

PROPERTY LEASES AND VACANCIES - 12/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Estimated Base Rent as of 12/31/2022 ($000)	Estimated Cash Base Rent as of 12/31/2022 ($000)	12/31/2021 Debt Balance ($000)	Debt Maturity (12)
NON-CONSOLIDATED PROPERTIES
NNN MFG COLD JV PROPERTIES
2023	12/31/2023	Nashville, TN	120 Southeast Pkwy. Dr.	Franklin	TN	13	289,330	20%	735	735	381,000	01/2024
2024	4/30/2024	Portland/South Portland, ME	113 Wells St.	North Berwick	ME	13	993,685	20%	1,336	1,627	-	--
	5/31/2024	Bingen, WA	901 East Bingen Point Way	Bingen	WA	13	124,539	20%	2,756	2,734	-	--
	10/31/2024	Detroit, MI	43955 Plymouth Oaks Blvd.	Plymouth	MI	13	311,612	20%	1,635	1,613	-	--
2025	6/30/2025	Nashville, TN	301 Bill Bryan Blvd.	Hopkinsville	KY	13	424,904	20%	1,687	1,687	-	--
		Elizabethtown-Fort Knox, KY	730 North Black Branch Rd.	Elizabethtown	KY	13	167,770	20%	537	537	-	--
		Elizabethtown-Fort Knox, KY	750 North Black Branch Rd.	Elizabethtown	KY	13	539,592	20%	2,838	2,838	-	--
		Owensboro, KY	4010 Airpark Dr.	Owensboro	KY	13	211,598	20%	1,208	1,208	-	--
	7/14/2025	Charlotte, NC	590 Ecology Ln.	Chester	SC	13	420,597	20%	2,563	2,512	-	--
2026	11/30/2026	Lumberton, NC	2880 Kenny Biggs Rd.	Lumberton	NC	13	423,280	20%	1,714	1,633	-	--
2027	8/31/2027	Greenville/Spartanburg, SC	50 Tyger River Dr.	Duncan	SC	13	221,833	20%	1,168	1,090	-	--
	12/31/2027	Cincinnati/Dayton, OH	10590 Hamilton Ave.	Cincinnati	OH	13	264,598	20%	839	813	-	--
2028	9/30/2028	West Michigan	904 Industrial Rd.	Marshall	MI	13	246,508	20%	835	789	-	--
2029	11/24/2029	Anniston-Oxford, AL	318 Pappy Dunn Blvd.	Anniston	AL	13	276,782	20%	1,822	1,747	-	--
2031	6/30/2031	Cincinnati/Dayton, OH	10000 Business Blvd.	Dry Ridge	KY	13	336,350	20%	1,562	1,435	-	--
	10/31/2031	Chicago, IL	1020 W. Airport Rd.	Romeoville	IL	13	188,166	20%	3,838	3,672	-	--
2032	10/31/2032	Detroit, MI	26700 Bunert Rd.	Warren	MI	--	260,243	20%	4,019	3,686	25,850	11/2032
2033	9/30/2033	Crossville, TN	900 Industrial Blvd.	Crossville	TN	13	222,200	20%	674	600	-	--
2034	9/30/2034	Las Vegas, NV	5670 Nicco Way	North Las Vegas	NV	13	180,235	20%	2,782	2,470	-	--
2035	3/31/2035	Houston, TX	13863 Industrial Rd.	Houston	TX	13	187,800	20%	2,593	2,291	-	--
		Houston, TX	7007 F.M. 362 Rd.	Brookshire	TX	13	262,095	20%	2,035	1,798	-	--
2042	5/31/2042	Columbus, GA	4801 North Park Dr.	Opelika	AL	13	165,493	20%	3,352	2,748	-	--
NNN MFG COLD JV TOTAL/WEIGHTED AVERAGE						100% Leased	6,719,210		$42,528	$40,263	$406,850

PROPERTY LEASES AND VACANCIES - 12/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Base Rent as of 12/31/2021 ($000) (3)	Cash Base Rent as of 12/31/2021 ($000) (3)	12/31/2021 Debt Balance ($000)	Debt Maturity (12)
NON-CONSOLIDATED PROPERTIES
NNN OFFICE JV PROPERTIES
2022	12/31/2022	Chicago, IL	231 N. Martingale Rd.	Schaumburg	IL	14	317,198	20%	4,598	4,853	240,480	09/2022
2023	3/31/2023	Dallas/Ft. Worth, TX	8900 Freeport Pkwy.	Irving	TX	14	268,445	20%	4,926	4,699	-	--
2025	3/14/2025	Dallas/Ft. Worth, TX	601 & 701 Experian Pkwy.	Allen	TX	14	292,700	20%	3,240	3,073	-	--
	6/30/2025	Atlanta, GA	2500 Patrick Henry Pkwy.	McDonough	GA	14	111,911	20%	1,628	1,470	-	--
	12/31/2025	Dallas/Ft. Worth, TX	4001 International Pkwy.	Carrollton	TX	14	138,443	20%	2,534	2,469	-	--
2026	3/31/2026	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	14	97,000	20%	1,345	1,242	-	--
2027	2/28/2027	Richmond, VA	800 East Canal St.	Richmond	VA	15	8,503	20%	214	157	-	--
	6/30/2027	Kansas City, MO	3902 Gene Field Rd.	St. Joseph	MO	14	98,849	20%	2,116	2,045	-	--
	7/6/2027	Columbus, OH	2221 Schrock Rd.	Columbus	OH	14	42,290	20%	684	662	-	--
	8/7/2027	Philadelphia, PA	25 Lakeview Dr.	Jessup	PA	14	150,000	20%	2,330	2,254	-	--
2029	4/30/2029	Richmond, VA	800 East Canal St.	Richmond	VA	15	2,568	20%	64	64	-	--
2030	8/31/2030	Richmond, VA	800 East Canal St.	Richmond	VA	15	224,537	20%	7,180	7,374	57,500	02/2031
	9/30/2030	Richmond, VA	800 East Canal St.	Richmond	VA	15	25,707	20%	770	670	-	--
	10/31/2030	Richmond, VA	800 East Canal St.	Richmond	VA	15	4,235	20%	125	125	-	--
2031	1/10/2031	Houston, TX	810 Gears Rd.	Houston	TX	14	68,985	20%	1,201	1,425	-	--
	3/1/2031	Richmond, VA	800 East Canal St.	Richmond	VA	15	26,047	20%	844	746	-	--
	9/30/2031	Richmond, VA	800 East Canal St.	Richmond	VA	15	7,105	20%	55	55	-	--
2032	4/30/2032	Charlotte, NC	1210 AvidXchange Ln.	Charlotte	NC	--	201,450	20%	6,025	5,551	46,900	12/2022 01/2033
	5/31/2032	Richmond, VA	800 East Canal St.	Richmond	VA	15	14,330	20%	-	-	-	--
	8/31/2032	Richmond, VA	800 East Canal St.	Richmond	VA	15	4,333	20%	-	-	-	--
	9/30/2032	Houston, TX	10001 Richmond Ave.	Houston	TX	14, 16, 19	554,385	20%	5,922	6,151	-	--
2035	2/28/2035	Dallas/Ft. Worth, TX	6555 Sierra Dr.	Irving	TX	14	247,254	20%	4,962	3,932	-	--
	4/30/2035	Parachute, CO	143 Diamond Ave.	Parachute	CO	14	49,024	20%	1,157	1,193	-	--
2088	8/8/2088	Richmond, VA	800 East Canal St.	Richmond	VA	15	-	20%	356	420	-	--
N/A	Vacancy	Houston, TX	810 Gears Rd.	Houston	TX	14	9,910	20%	-	-	-	--

PROPERTY LEASES AND VACANCIES - 12/31/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Base Rent as of 12/31/2021 ($000) (3)	Cash Base Rent as of 12/31/2021 ($000) (3)	12/31/2021 Debt Balance ($000)	Debt Maturity (12)
NNN OFFICE JV PROPERTIES
N/A	Vacancy	Richmond, VA	800 East Canal St.	Richmond	VA	15	12,944	20%	-	-	-	--
NNN OFFICE JV TOTAL/WEIGHTED AVERAGE						99.2% Leased	2,978,153		$52,276	$50,630	$344,880

OTHER NON-CONSOLIDATED PROPERTIES
2036	8/31/2036	Houston, TX	2203 North Westgreen Blvd.	Katy	TX	--	274,000	25%	6,880	6,880	50,072	12/2022
OTHER NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						100% Leased	274,000		$6,880	$6,880	$50,072

NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						99.8% Leased	9,971,363		$101,684	$97,773	$801,802

Footnotes
1	Based on CoStar.com inventory data.
2	Square footage leased or available.
3	Twelve months ended 12/31/2021 Base Rent and Cash Base Rent.
4	Property includes four warehouses (252,351 square feet each) and one other property (25,066 square feet).
5	Property not in Stabilized Portfolio at 12/31/2021.
6	Represents percent leased as of 12/31/2021.
7	Multi-tenant properties are properties less than 50% leased to a single tenant.
8	The multi-tenanted / vacant Stabilized Portfolio properties incurred approximately $1.2 million in operating expenses, net for the twelve months ended 12/31/2021.
9	Base Rent and Cash Base Rent amounts represent/include prior tenant.
10	LXP has a 71.1% interest in this property.
11	Percent leased is for Stabilized Portfolio at 12/31/2021.
12	Interest rates range from 0.25% to 5.4% at 12/31/2021.
13	All debt is cross-collateralized and cross-defaulted.
14	All debt is cross-collateralized and cross-defaulted. Subsequent to 12/31/2021, $65 million satisfied, $175.4 million remaining.
15	Part of Richmond, Virginia property debt
16	Property held for sale at 12/31/2021.
17	Special purpose industrial property reclassified to Other in 4Q 2021.
18	Subsequent to 12/31/2021, entire building leased for a 125 month term to a new tenant.
19	Subsequent to 12/31/2021, property was sold.
20	Subsequent to 12/31/2021, space leased to 12/31/2031.
21	Subsequent to 12/31/2021, remaining space leased for a 37 month term.
22	Subsequent to 12/31/2021, lease extended to 5/31/2036.

MORTGAGES AND NOTES PAYABLE 12/31/2021

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (b)	Balloon Payment ($000)
INDUSTRIAL (f)
Long Island City, NY		$28,980	3.500%	03/2028	$4,879	$-
Goodyear, AZ		41,646	4.290%	08/2031	2,484	33,399
Industrial Subtotal/Wtd. Avg./Years Remaining (c)		$70,626	3.966%	8.2	$7,363	$33,399

OFFICE (f)
Palo Alto, CA		$13,803	3.970%	12/2023	$7,059	$-
Office Subtotal/Wtd. Avg./Years Remaining (c)		$13,803	3.970%	1.9	$7,059	$-

Subtotal/Wtd. Avg./Years Remaining (c)		$84,429	3.967%	7.2	$14,422	$33,399

CORPORATE (e)
Revolving Credit Facility	(g)	$-	-	02/2023	$-	$-
Senior Notes		198,932	4.400%	06/2024	8,753	198,932
Senior Notes		400,000	2.700%	09/2030	10,800	400,000
Senior Notes		400,000	2.375%	10/2031	9,500	400,000
Term Loan	(h)	300,000	2.732%	01/2025	8,310	300,000
Trust Preferred Notes	(i)	129,120	1.832%	04/2037	2,398	129,120
Subtotal/Wtd. Avg./Years Remaining (c)		$1,428,052	2.774%	7.5	$39,761	$1,428,052

Total/Wtd. Avg./Years Remaining (c)	(d)	$1,512,481	2.841%	7.5	$54,183	$1,461,451

MORTGAGES AND NOTES PAYABLE (CONTINUED) 12/31/2021 ($000)

	GAAP Balance	Deferred Loan Costs, net	Discounts	Gross Balance
Mortgages and notes payable (f)	$83,092	$1,337	$-	$84,429
Term loans payable (e)	298,446	1,554	-	300,000
Senior notes payable(e)	987,931	7,346	3,655	998,932
Trust preferred securities (e)	127,595	1,525	-	129,120
Consolidated debt	$1,497,064	$11,762	$3,655	$1,512,481

Footnotes
(a)	Subtotal and total based on weighted-average term to maturity shown in years based on debt balance.
(b)	Remaining payments for debt with less than twelve months to maturity, all others are debt service for next twelve months.
(c)	Total shown may differ from detailed amounts due to rounding.
(d)	See reconciliations of non-GAAP measures in this document.
(e)	Unsecured.
(f)	Secured.
(g)	Rate ranges from LIBOR plus 0.775% to 1.45%.
(h)	Rate ranges from LIBOR plus 0.85% to 1.65%. LIBOR rate was fixed at 1.732% through January 2025 via interest rate swap agreements.
(i)	Rate is three month LIBOR plus 170 bps.

DEBT MATURITY SCHEDULE 12/31/2021 ($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2022	$11,275	$-	$-
2023	12,265	-	-
2024	5,373	-	198,932
2025	5,570	-	300,000
2026	5,773	-	-
	$40,256	$-	$498,932

Debt Maturity Profile (1)

Footnotes
(1)	Percentage denotes weighted-average interest rate.

DEBT COVENANTS (1)

CORPORATE LEVEL DEBT

	MUST BE:		12/31/2021
Bank Loans:

Maximum Leverage	< 60%		40.1%
Fixed Charge Coverage	> 1.5	x	3.6	x
Recourse Secured Indebtedness Ratio	< 10% cap value		0.0%
Secured Indebtedness Ratio	< 40%		6.6%
Unsecured Debt Service Coverage	> 2.0	x	5.7	x
Unencumbered Leverage	< 60%		37.2%

Bonds:

Debt to Total Assets	< 60%		32.1%
Secured Debt to Total Assets	< 40%		1.8%
Debt Service Coverage	> 1.5	x	5.0	x
Unencumbered Assets to Unsecured Debt	> 150%		313.8%

Footnotes
(1)	The above is a summary of the key financial covenants for LXP’s credit facility and term loan and senior notes, as of December 31, 2021 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date and applicable. These calculations are presented to show LXP’s compliance with such covenants only and are not measures of LXP’s liquidity or performance.

COMPONENTS OF NET ASSET VALUE 12/31/2021 ($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties twelve-month net operating income (NOI) (1)
Industrial	$182,900
Other	11,379
Total Net Operating Income	$194,279

LXP’s share of non-consolidated twelve-month NOI (1)
NNN OFFICE JV
Office	$8,753
OTHER JV
Other	$1,557
Other income
Advisory fees	$3,038

NOI for NAV Reconciliation:	Twelve months ended 12/31/2021
NOI as reported	$265,578
Less NOI:
Disposed of properties	(49,462)
Held for sale assets	(14,217)
Assets acquired in 2021	(8,014)
Assets less than 70% leased / Other	394
NOI for NAV	$194,279

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets acquired/completed in 2021	$872,988
Wholly-owned assets less than 70% leased	$12,449
NNN MFG Cold JV - LXP Share (2)	$110,000

Add other assets:
Assets held for sale - consolidated	$82,586
Assets held for sale - non-consolidated - LXP’s share	12,715
Construction in progress	5,482
Developable land - nonconsolidated(3)	15,426
Developable land - consolidated(3)	98,946
Development investment(3)	111,542
Cash and cash equivalents	190,926
Restricted cash	101
Accounts receivable	3,526
Other assets	8,784
Total other assets	$530,034

Liabilities:
Corporate level debt (face amount)	$1,428,052
Mortgages and notes payable (face amount)	84,429
Dividends payable	37,425
Liabilities held for sale - consolidated	3,468
Liabilities held for sale - non-consolidated - LXP’s share	120
Accounts payable, accrued expenses and other liabilities	100,805
Preferred stock, at liquidation value	96,770
LXP’s share of non-consolidated mortgages (face amount)	162,864
Total deductions	$1,913,933

Common shares & OP units at 12/31/2021	284,625,105

Footnotes
(1)	NOI for the existing property portfolio at December 31, 2021, excludes NOI related to assets undervalued by a capitalized NOI method and assets held for sale. Assets undervalued by a capitalized NOI method are identified generally by occupancies under 70% during the period, assets placed into service and assets acquired in 2021. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, LXP’s net book value has been used.
(2)	Based on 20% of initial valuation of $550.0 million.
(3)	At cost incurred.

NON-GAAP MEASURES DEFINITIONS

LXP has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures.

LXP believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating LXP’s financial performance or cash flow from operating, investing, or financing activities or liquidity.

Definitions:

Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, impairment charges, debt satisfaction gains (losses), net, non-cash charges, net, straight-line adjustments, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. LXP’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. LXP believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA.

Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. LXP believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio. The following is a reconciliation of rental revenue to Base Rent.

Twelve months ended 12/31/2021 ($000)
Rental revenue as reported	$339,944

Base Rent from sold properties	(49,443)
Lease termination income	(15,371)
Ancillary revenue	1,015
Reimbursements	(40,281)

Base Rent per supplement	$235,864

NON-GAAP MEASURES DEFINITIONS

Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements and lease termination income and includes ancillary income. LXP believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs. The following is a reconciliation of Base Rent to Cash Base Rent.

Twelve months ended 12/31/2021 ($000)
Base Rent per supplement	$235,864

Straight-line adjustments	(12,382)
Lease incentive	494
Amortization of above/below market leases	(2,055)

Cash Base Rent per supplement	$221,921

Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash interest, net, (6) non-cash charges, net, (7) cash paid for second generation tenant improvements, and (8) cash paid for second generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), LXP believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

First Generation Costs: Represents cash spend for tenant improvements, leasing costs and base building work for in-service development projects and expenditures contemplated at acquisition for recently acquired properties. Because all companies do not calculate First Generation Costs the same way, LXP’s presentation may not be comparable to similarly titled measures of other companies.

Funds from Operations (“FFO”) and Adjusted Company FFO: LXP believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). LXP believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

NON-GAAP MEASURES DEFINITIONS

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

LXP presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder’s option, into LXP’s common shares, are converted at the beginning of the period. LXP also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of LXP’s real estate portfolio. LXP believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of LXP’s operating performance or as an alternative to cash flow as a measure of liquidity.

Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of LXP’s historical or future financial performance, financial position or cash flows. LXP defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, LXP’s NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. LXP believes that net income is the most directly comparable GAAP measure to NOI.

Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned and included in our portfolio for two comparable reporting periods. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, LXP’s Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of LXP’s operating performance. However, Same-Store NOI should not be viewed as an alternative measure of LXP’s financial performance since it does not reflect the operations of LXP’s entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of LXP’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact LXP’s results from operations. LXP believes that net income is the most directly comparable GAAP measure to Same-Store NOI.

NON-GAAP MEASURES DEFINITIONS

Second Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation.

Stabilized Portfolio: All real estate properties other than acquired or developed properties that have not achieved 90% occupancy within one-year of acquisition or substantial completion.

SELECT CREDIT METRICS DEFINITIONS ($000)

Adjusted Company FFO Payout:	Twelve months ended December 31, 2021		(Debt + Preferred) / Gross Assets:	Twelve months ended December 31, 2021
Common share dividends per share	$0.4425		Consolidated debt	$1,497,064
Adjusted Company FFO per diluted share	0.78		Preferred shares liquidation preference	96,770
Adjusted Company FFO payout ratio	56.7%		Debt and preferred	$1,593,834

Unencumbered Assets:			Total assets	$4,005,558
Real estate, at cost	$4,190,706		Plus depreciation and amortization:
Held for sale real estate, at cost	179,571		Real estate	655,740
Other asset - note receivable	1,497		Deferred lease costs	7,828
less encumbered real estate, at cost	(151,973)		Held for sale assets	101,629
Unencumbered assets	$4,219,801
			Gross assets	$4,770,755
Unencumbered NOI:
NOI	$265,578		(Debt + Preferred) / Gross Assets	33.4%
Disposed of properties NOI	(49,462)
Adjusted NOI	216,116		Debt / Gross Assets:
less encumbered adjusted NOI	(15,963)		Consolidated debt	$1,497,064
Unencumbered adjusted NOI	$200,153
			Gross assets	$4,770,755
Unencumbered NOI %	92.6%
			Debt / Gross assets	31.4%
Net Debt / Adjusted EBITDA:
Adjusted EBITDA	$266,516		Secured Debt / Gross Assets:
			Total Secure Debt	$83,092
Consolidated debt	$1,497,064
less consolidated cash and cash equivalents	(190,926)		Gross assets	$4,770,755
Non-consolidated debt, net	158,316
Net debt	$1,464,454		Secured Debt / Gross Assets	1.7%

Net debt / Adjusted EBITDA	5.5	x	Unsecured Debt / Unencumbered Asset:
			Consolidated debt	$1,497,064
(Net Debt + Preferred) / Adjusted EBITDA:			less mortgages and notes payable	(83,092)
Adjusted EBITDA	$266,516		Unsecured Debt	$1,413,972

Net debt	$1,464,454		Unencumbered assets	$4,219,801
Preferred shares liquidation preference	96,770
Net debt + preferred	$1,561,224		Unsecured Debt / Unencumbered NOI	33.5%

(Net Debt + Preferred) / Adjusted EBITDA	5.9	x

For the 12/31/2020, 12/31/2019 and 12/31/2018 Select Credit Metric reconciliation see corresponding period Quarterly Supplemental Information.

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 505000	462 South 4th Street, Suite 1600
Louisville, KY 40233	Louisville, KY 40202
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Heather Gentry
Senior Vice President, Investor Relations
Telephone (direct)	(212) 692-7219
E-mail	hgentry@lxp.com

Research Coverage

Evercore Partners		Jefferies & Company, Inc.
Sheila K. McGrath	(212) 497-0882	Jon Peterson	(212) 284-1705

J.P. Morgan Chase		KeyBanc Capital Markets Inc.
Anthony Paolone	(212) 622-6682	Craig Mailman	(917) 368-2316

Ladenburg Thalmann & Co., Inc.
John Massocca	(212) 409-2543

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